UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 7, 2006

Date of report (Date of earliest event reported)

ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125335	20-2281511
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250
Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Telephone Number: (763) 226-2701

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

On November 7, 2006, we entered into a Partnership Interest and Stock Purchase Agreement with HGF Acquisition, LLC, a newly formed subsidiary of our company, Heartland Grain Fuels, L.P., Heartland Producers, LLC, South Dakota Wheat Growers Association, and Dakota Fuels, Inc. providing for the acquisition of all of the limited partnership interests of Heartland Grain Fuels held by South Dakota Wheat Growers Association and Heartland Producers, which constitutes 94% of the partnership interests in Heartland Grain Fuels, together with their stock in Dakota Fuels, which constitutes all of the stock of Dakota Fuels.  Dakota Fuels owns approximately 1% of the partnership interests in Heartland Grain Fuels.

On November 7, 2006, we entered into a Partnership Interest Purchase Agreement with HGF Acquisition, LLC, Aventine Renewable Energy, Inc., Dakota Fuels, Inc., South Dakota Wheat Growers Association, Heartland Producers, LLC and Heartland Grain Fuels, L.P. providing for the acquisition of all of the partnership interests of Heartland Grain Fuels held by Aventine, which constitutes 5% of the partnership interests in Heartland Grain Fuels.

The closing of the purchase of the limited partnership interests of Heartland Grain Fuels owned by Aventine and South Dakota Wheat Growers Association, which constitutes 53% of the partnership interests in Heartland Grain Fuels, and the stock of Dakota Fuels owned by South Dakota Wheat Growers Association, which constitutes 51% of the stock of Dakota Fuels, occurred on November 8, 2006.  The interests of Aventine and South Dakota Wheat Growers Association in Heartland Grain Fuels and the stock of Dakota Fuels owned by South Dakota Wheat Growers Association were purchased for an aggregate of $9,046,905 in cash and the issuance of 1,403,031 membership units of our company.

In connection with the closing on the purchase of the limited partnership interest of Heartland Grain Fuels and the stock of Dakota Fuels owned by South Dakota Wheat Growers Association, we entered into an Investor Rights Agreement with South Dakota Wheat Growers Association, which among other things grants registration rights to South Dakota Wheat Growers Association and requires under certain circumstances that we cause a representative designated by South Dakota Wheat Growers Association to be elected to our board of directors.  Effective November 8, 2006, our board of directors appointed Dale Locken, the chief executive officer of South Dakota Wheat Growers Association, to our board of directors.

The closing of the purchase of the limited partnership interests in Heartland Grain Fuels, L.P., which constitutes 46% of the partnership interests in Heartland Grain Fuels, and the stock of Dakota Fuels, which constitutes 49% of the stock of Dakota Fuels, owned by Heartland Producers is subject to regulatory approval and approval of the transaction by the members of Heartland Producers.  The interests of Heartland Producers in Heartland Grain Fuels, L.P. and its stock in Dakota Fuels will be purchased for an aggregate of $7,795,200 in cash and the issuance of 1,228,547 membership units of our company.

Copies of the purchase agreements and the Investor Rights Agreement are filed as exhibits to this report. Reference is made to these agreements for a full statement of the terms and conditions of these purchases and the Investor Rights Agreement.

Item 2.01                     Completion of Acquisition or Disposition of Assets

On November 7, 2006, we entered into a Partnership Interest and Stock Purchase Agreement with HGF Acquisition, LLC, Heartland Grain Fuels, L.P., Heartland Producers, LLC, South Dakota Wheat Growers Association, and Dakota Fuels, Inc. providing for the acquisition of all of the limited partnership interests of Heartland Grain Fuels, LLC held by South Dakota Wheat Growers Association and Heartland Producers together with their stock in Dakota Fuels. .  Dakota Fuels owns approximately 1% of the partnership interests in Heartland Grain Fuels.

On November 7, 2006, we entered into a Partnership Interest Purchase Agreement with HGF Acquisition, LLC, a newly formed subsidiary of our company, Aventine Renewable Energy, Inc., Dakota Fuels, Inc., South Dakota Wheat Growers Association, Heartland Producers, LLC and Heartland Grain Fuels, L.P. providing for the acquisition of all of the partnership interests of Heartland Grain Fuels, L.P. held by Aventine.

The closing of the purchase of the limited partnership interests of Heartland Grain Fuels, L.P. owned by Aventine and South Dakota Wheat Growers Association and the stock of Dakota Fuels owned by South Dakota Wheat Growers Association occurred on November 8, 2006.  The interests of Aventine and South Dakota Wheat Growers Association in Heartland Grain Fuels, L.P. and the stock of Dakota Fuels owned by South Dakota Wheat Growers Association were purchased for an aggregate of $9,046,905 in cash and the issuance of 1,403,031 membership units of our company.

The closing of the purchase of the limited partnership interests in Heartland Grain Fuels, L.P. and the stock of Dakota Fuels owned by Heartland Producers is subject to regulatory approval and approval of the transaction by the members of Heartland Producers.  The interests of Heartland Producers in Heartland Grain Fuels, L.P. and its stock in Dakota Fuels will be purchased for an aggregate of $7,795,200 in cash and the issuance of 1,228,547 membership units of our company.

Copies of the purchase agreements and the Investor Rights Agreement are filed as exhibits to this report. Reference is made to these agreements for a full statement of the terms and conditions of these purchases and the Investor Rights Agreement.

Heartland Grain Fuels has a 9 million gallon ethanol plant in Aberdeen, South Dakota and a 30 million gallon ethanol plant in Huron, South Dakota.  In addition, Heartland Grain Fuels has a 40 million gallon ethanol plant under construction in Aberdeen, South Dakota, adjacent to its existing plant.

Item 3.02                     Unregistered Sales of Equity Securities

Pursuant to the purchase agreements described above, we issued an aggregate of 1,403,031 membership units to Aventine and South Dakota Wheat Growers Association on November 8, 2006 in exchange for the partnership interests in Heartland Grain Fuels, L.P. held by each of these entities.  Our membership units were issued in reliance on an exemption from the registration provisions of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933.

The Company has not made any other sales of securities that are part of the same offering.  No underwriting discounts or commissions were paid in this transaction, and we conducted no general solicitation in connection with the offer or sale of the securities issued in connection with this transaction.  These acquirers of the securities made representations to us regarding their status as accredited investors as defined in Regulation D and their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof.  Appropriate legends were affixed to unit certificates and instruments issued in these transactions.

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

In connection with the closing on the purchase of the limited partnership interest of Heartland Grain Fuels, L.P. and the stock of Dakota Fuels owned by South Dakota Wheat Growers Association, we entered into an Investor Rights Agreement with South Dakota Wheat Growers Association, which among other things requires under certain circumstances that we cause a representative designated by South Dakota Wheat Growers Association to be elected to our board of directors.  Effective November 8, 2006, our board of directors appointed Dale Locken, the chief executive officer of South Dakota Wheat Growers Association, to our board of directors.  Mr. Locken joined our board of directors as a Class I director under our operating agreement.

Item 7.01       Regulation FD Disclosure

An additional discussion of the transaction is provided in our press release of November 8, 2006, which is being furnished to, but not filed with, the Securities and Exchange Commission as Exhibit 99 to this Form 8-K.

Item 9.01       Financial Statements and Exhibits

(a)   Financial statements of business acquired

We intend to amend this Current Report to include financial statements required under this Item 9.01 as soon as they are prepared, but in no event later than 71 calendar days after the deadline for filing this report.

(b)   Pro forma financial information

We intend to amend this Current Report to include pro forma financial information required under this Item 9.01 as soon as it is prepared, but in no event later than 71 calendar days after the deadline for filing this report.

(d)   Exhibits

2.1

Partnership Interest Purchase Agreement among the Registrant, HGF Acquisition, LLC, Aventine Renewable Energy, Inc., Dakota Fuels, Inc., South Dakota Wheat Growers Association, Heartland Producers, LLC, and Heartland Grain Fuels, L.P. dated as of November 7, 2006

2.2

Partnership Interest and Stock Purchase Agreement among the Registrant, Heartland Acquisition, LLC, Heartland Grain Fuels, L.P, Heartland Producers, LLC, South Dakota Wheat Growers Association and Dakota Fuels, Inc. dated as of November 7, 2006

10	Investor Rights Agreement between the Registrant and South Dakota Wheat Growers Association dated as of November 7, 2006

99	Press Release dated November 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2006	ADVANCED BIOENERGY, LLC

	By	/s/ Revis L. Stephenson III
Revis L. Stephenson III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
2.1

Partnership Interest Purchase Agreement among the Registrant, HGF Acquisition, LLC, Aventine Renewable Energy, Inc., Dakota Fuels, Inc., South Dakota Wheat Growers Association, Heartland Producers, LLC, and Heartland Grain Fuels, L.P. dated as of November 7, 2006

Filed Electronically
2.2

Partnership Interest and Stock Purchase Agreement among the Registrant, Heartland Acquisition, LLC, Heartland Grain Fuels, L.P, Heartland Producers, LLC, South Dakota Wheat Growers Association and Dakota Fuels, Inc. dated as of November 7, 2006

Filed Electronically
10	Investor Rights Agreement between the Registration and South Dakota Wheat Growers Association dated as of November 7, 2006	Filed Electronically
99	Press Release dated November 8, 2006	Filed Electronically